EXHIBIT 10.3
SECOND AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT
     This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of February 28, 2006 (the “Amendment Closing Date”), and is entered into by and among PARAMOUNT PETROLEUM CORPORATION, a Delaware corporation (the “Borrower”), each of the financial institutions party to the Credit Agreement referenced below (collectively the “Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (the “Agent”).
     WHEREAS, the Borrower, the Agent, and the Lenders, among others, have entered into that certain Amended and Restated Credit Agreement (as amended, restated, or otherwise modified from time to time, the “Credit Agreement”), dated as of July 26, 2005; and
     WHEREAS, the Borrower has requested that the Agent and the Lenders amend the Credit Agreement to: (a) add a special revolving line of credit in the amount of $25,000,000 for the period from February 28, 2006 through June 30, 2006; and (b) amend the Credit Agreement in other respects, and the Agent and the Lenders have agreed to each of the foregoing requests all on the terms and conditions set forth herein.
     NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in the Credit Agreement and this Amendment, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
ARTICLE I
DEFINITIONS
     Section 1.1 Definitions. Initially capitalized terms used but not otherwise defined in this Amendment have the meanings given thereto in the Credit Agreement, as amended hereby.
ARTICLE II
AMENDMENTS
     Section 2.1 Amendment to Section 1.1. Section 1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
     “1.1 Total Facility. Subject to all of the terms and conditions of this Agreement, the Lenders agree to make available a credit facility of up to One Hundred Ninety Million Dollars ($190,000,000) to the Borrower from time to time during the term of this Agreement (the “Base Facility”), plus, during the Special Revolving Line of Credit Period only, the Special Revolving Lenders agree to make available to the Borrower an additional Special Revolving Line of Credit of up to Twenty-five Million Dollars ($25,000,000), for a total facility of Two Hundred Fifteen Million Dollars ($215,000,000) (the “Total Facility”). The Base Facility shall be composed of a revolving line of credit consisting of

Revolving Loans and Letters of Credit described herein and the Special Revolving Line of Credit shall consist of Special Revolving Loans described herein.”
     Section 2.2 Amendment to Section 1.2. A new subsection (j) is hereby added to Section 1.2 of the Credit Agreement to read in its entirety as follows:
     “(j) Special Revolving Line of Credit.
     (i) In addition to the Revolving Loans described in Section 1.2(a), subject to the satisfaction of the conditions precedent set forth in Article 8 below, each Special Revolving Lender severally, but not jointly, agrees, upon the Borrower’s request from time to time on any Business Day during the Special Revolving Line of Credit Period, to make Special Revolving Loans to the Borrower in amounts not to exceed such Special Revolving Lender’s Pro Rata Share of Special Availability.
     (ii) At all times during the Special Revolving Line of Credit Period, the first Twenty-five Million Dollars ($25,000,000) of Revolving Loans outstanding under this Agreement shall be considered Special Revolving Loans.
     (iii) On the Special Revolving Line of Credit Termination Date, the Special Revolving Line of Credit will terminate. No Special Revolving Loans will be made on or after the Special Revolving Line of Credit Termination Date. On the Special Revolving Line of Credit Termination Date, the Borrower shall pay to the Agent, for the account of the Special Revolving Lenders, the outstanding principal balance of the Special Revolving Loans.
     (iv) All Special Revolving Loans shall be Base Rate Loans and shall bear interest at the rate of interest applicable to Base Rate Revolving Loans.
     (v) Notwithstanding anything to the contrary set forth in Section 2.1(a), the Borrower shall pay to the Agent, for the sole benefit of the Special Revolving Lenders, interest accrued on all Special Revolving Loans, in arrears, on the first day of each month and on the Termination Date.
     (vi) Any Special Revolving Lender may agree with any other Lender to assign to such Lender all, or any ratable part of, the Special Revolving Loans and the other rights and obligations of such Special Revolving Lender with respect to the Special Revolving Loans. The Borrower agrees to promptly execute and deliver replacement promissory notes as reasonably requested by the Agent to evidence assignments of the Special Revolving Loans in accordance herewith.

     (vii) Unless otherwise provided for in this Agreement, all provisions of this Agreement applicable to Revolving Loans shall be applicable to Special Revolving Loans and the term ‘Revolving Loans’ shall be deemed to include Special Revolving Loans.”
     Section 2.3 New Definitions. The following new definitions are hereby added to Annex A to the Credit Agreement in proper alphabetical order to read in their entirety as follows:
     “‘Base Facility’ shall have the meaning set forth in Section 1.1.”
     “‘Second Amendment Date’ means February 28, 2006.”
     “‘Special Availability’ means, at any time: (a) the lesser of: (i) the Special Revolving Line of Credit less the Aggregate Revolver Outstandings consisting of Special Revolving Loans; or (ii) Availability.”
     “‘Special Revolving Lenders’ means, as of the Second Amendment Date, Bank of America, N.A., and thereafter, collectively, Bank of America, N.A., and each assignee of any portion of the Special Revolving Lenders’ respective interests in the Special Revolving Line of Credit.”
     “‘Special Revolving Line of Credit’ means, subject to the terms and provisions of this Agreement, a line of credit for Revolving Loans in an amount not to exceed Twenty-five Million Dollars ($25,000,000).”
     “‘Special Revolving Line of Credit Period’ means the period of time from the Second Amendment Date to the Special Revolving Line of Credit Termination Date.”
     “‘Special Revolving Line of Credit Termination Date’ means the earlier to occur of: (a) the Termination Date, (b) June 30, 2006, and (c) upon at least two (2) Business Days’ prior notice, Borrower’s delivery to the Agent of written notice of termination, provided that upon the effective date of any such notice of termination, the outstanding Obligations shall be One Hundred Ninety Million Dollars ($190,000,000) or less.”
     “‘Special Revolving Loans’ means Revolving Loans made pursuant to the Special Revolving Line of Credit.”
     Section 2.4 Amendment to the Definition of “Aggregate Revolver Outstandings” in Annex A to the Credit Agreement. The definition of “Aggregate Revolver Outstandings” in Annex A to the Credit Agreement is hereby amended and restated to read in its entirety as follows:
     “‘Aggregate Revolver Outstandings’ means, at any date of determination: the sum of: (a) the unpaid balance of Revolving Loans, including Special Revolving Loans; (b) the aggregate amount of Pending Revolving Loans, including Special Revolving Loans; (c) one hundred percent (100%) of the aggregate undrawn face amount of all outstanding Letters of Credit; and (d) the aggregate amount of any unpaid reimbursement obligations in respect of Letters of Credit.”
     Section 2.5 Amendment to the Definition of “Borrowing” in Annex A to the Credit Agreement. The definition of “Borrowing” in Annex A to the Credit Agreement is hereby amended and restated to read in its entirety as follows:
     “‘Borrowing’ means a borrowing hereunder consisting of Revolving Loans made on the same day by the Lenders to the Borrower, by Bank in the case of a Borrowing funded by Non-Ratable Loans, by the Agent in the case of a Borrowing consisting of an Agent Advance, the issuance of Letters of Credit hereunder, or consisting of Special Revolving Loans made on the same day by the Agent on behalf of the Special Revolving Lenders.”
     Section 2.6 Amendment to the Definition of “Maximum Revolver Amount” in Annex A to the Credit Agreement. The definition of “Maximum Revolver Amount” in Annex A to the Credit Agreement is hereby amended and restated to read in its entirety as follows:
     “‘Maximum Revolver Amount’ means One Hundred Ninety Million Dollars ($190,000,000) plus, during the Special Revolving Line of Credit Period, the amount of the Special Revolving Line of Credit.”
     Section 2.7 Amendment to the Definition of “Termination Date” in Annex A to the Credit Agreement. The definition of “Termination Date” in Annex A to the Credit Agreement is hereby amended and restated to read in its entirety as follows:
     “‘Termination Date’ means the earliest to occur of: (i) the Stated Termination Date; (ii) the date the Base Facility is terminated either by the Borrower pursuant to Section 3.2 or by the Required Lenders pursuant to Section 9.2; and (iii) the date this Agreement is otherwise terminated for any reason whatsoever pursuant to the terms of this Agreement.”
     Section 2.8 Amendment to Schedules. Schedule A-1 of the Credit Agreement is hereby amended and restated in full by replacing it with Schedule A-1 attached to this Amendment.
ARTICLE III
CONDITIONS
     Section 3.1 Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent in form and substance satisfactory to the Agent:

     (a) The representations and warranties contained herein and in the Credit Agreement, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date;
     (b) No Default or Event of Default shall have occurred and be continuing;
     (c) The Borrower shall have delivered to the Agent an executed original of this Amendment together with facsimile copies of all acknowledgements (with originals to follow within five Business Days following the Amendment Closing Date);
     (d) The Borrower shall have paid to the Agent all fees, costs, and expenses owed to and/or incurred by the Agent arising in connection with this Amendment, including but not limited to the Amendment Fee set forth in Section 4.3 of this Amendment;
     (e) The Agent shall have received an executed promissory note from the Borrower for Bank of America, N.A., as a Lender, to reflect its Commitment, including its Commitment to make Special Revolving Loans;
     (f) If required, the Agent shall have received evidence satisfactory to it that the Term Loan Agent and the Term Loan Lenders have consented to the terms and conditions of this Amendment;
     (g) The Agent shall have received such other documents, corporate resolutions, corporate certificates, legal opinions and information, including, without limitation, any third party consents, that the Agent shall require, each in form and substance satisfactory to the Agent; and
     (h) All proceedings taken in connection with the transactions contemplated by this Amendment and all documentation and other legal matters incident thereto shall be satisfactory to the Agent in its sole and absolute discretion.
ARTICLE IV
MISCELLANEOUS
     Section 4.1 Acknowledgment of the Borrower. The Borrower hereby represents and warrants that the execution and delivery of this Amendment and compliance by the Borrower with all of the provisions of this Amendment: (a) are within the powers and purposes of the Borrower; (b) have been duly authorized or approved by the board of directors of the Borrower; and (c) when executed and delivered by or on behalf of the Borrower will constitute valid and binding obligations of the Borrower, enforceable in accordance with their terms. The Borrower reaffirms its obligation to pay all amounts due to the Agent or the Lenders under the Loan Documents in accordance with the terms thereof, as modified hereby. The Borrower hereby represents and warrants to the Agent and the Lenders that neither the consent of the Term Loan Lenders nor of the Term Loan Agent is required under the terms of either the Amended and

Restated Intercreditor Agreement or the Term Loan Documents in order to consummate the transactions and amendments contemplated by this Amendment. In the alternative, if any such consent by the Term Loan Lenders or the Term Loan Agent is required, such consent has been obtained and delivered to the Agent, in form and substance satisfactory to the Agent, on or before the date of this Amendment.
     Section 4.2 Consent to Release of Casualty Insurance Proceeds. Pursuant to the terms and conditions of the Loan Documents and the Amended and Restated Intercreditor Agreement, the Agent, on behalf of the Lenders (including, but not limited to, the Lenders Société Générale and Citibank (West), FSB), has a junior security interest in the fixed assets of the Borrower. The Agent is advised and directed by the Lenders to release any beneficial security interest in casualty insurance proceeds, excluding any amounts attributable to business interruption, in an amount not to exceed $4,000,000 in the aggregate, arising out of the fire in a crude unit heater of the Borrower that occurred during August, 2005. The foregoing direction includes, but is not limited to, the execution of any document with the Term Loan Agent to evidence such release. In accordance with the terms of the Credit Agreement, Bank of America, N.A., in its capacity as Agent and on behalf of the Lenders, may direct the disposition of insurance proceeds attributable to business interruption.
     Section 4.3 Amendment Fee. Immediately upon the execution of this Amendment, the Borrower shall pay to the Agent a fee for the account of the Agent in an amount equal to $25,000 (“Amendment Fee”) which Amendment Fee shall be fully earned as of the Amendment Closing Date.
     Section 4.4 Loan Documents Unmodified. Except as otherwise specifically modified by this Amendment, all terms and provisions of the Credit Agreement and all other Loan Documents, as modified hereby, shall remain in full force and effect. Nothing contained in this Amendment shall in any way impair the validity or enforceability of the Loan Documents, as modified hereby, or alter, waive, annul, vary, affect, or impair any provisions, conditions, or covenants contained therein or any rights, powers, or remedies granted therein, except as otherwise specifically provided in this Amendment. Subject to the terms of this Amendment, any lien and/or security interest granted to the Agent, for the benefit of the Lenders, in the Collateral set forth in the Loan Documents shall remain unchanged and in full force and effect and the Credit Agreement and the other Loan Documents shall continue to secure the payment and performance of all of the Obligations.
     Section 4.5 Parties, Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the Borrower, the Agent, the Lenders, and their respective successors and assigns.
     Section 4.6 Counterparts. This Amendment may be executed in one or more counterparts and by telecopy, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.
     Section 4.7 EFFECT OF WAIVER. NO CONSENT OR WAIVER, EXPRESS OR IMPLIED, BY THE AGENT TO OR OF ANY BREACH OF OR DEVIATION FROM ANY

COVENANT, DUTY, OR CONDITION SET FORTH IN THE CREDIT AGREEMENT SHALL BE DEEMED A CONSENT OR WAIVER TO OR OF ANY OTHER BREACH OF OR DEVIATION FROM THE SAME OR ANY OTHER COVENANT, DUTY, OR CONDITION. NO FAILURE ON THE PART OF THE AGENT OR ANY LENDER TO EXERCISE, NO DELAY IN EXERCISING, AND NO COURSE OF DEALING WITH RESPECT TO, ANY RIGHT, POWER, OR PRIVILEGE UNDER THIS AMENDMENT, THE CREDIT AGREEMENT, OR ANY OTHER LOAN DOCUMENT SHALL OPERATE AS A WAIVER THEREOF, NOR SHALL ANY SINGLE OR PARTIAL EXERCISE OF ANY RIGHT, POWER, OR PRIVILEGE UNDER THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT PRECLUDE ANY OTHER OR FURTHER EXERCISE THEREOF OR THE EXERCISE OF ANY OTHER RIGHT, POWER, OR PRIVILEGE. THE RIGHTS AND REMEDIES PROVIDED FOR IN THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS ARE CUMULATIVE AND NOT EXCLUSIVE OF ANY RIGHTS AND REMEDIES PROVIDED BY LAW.
     Section 4.8 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only, are not a part of this Amendment, and shall not affect the interpretation hereof.
     Section 4.9 Expenses of Agent. Without limiting the terms and conditions of the Loan Documents, the Borrower agrees to pay on demand: (a) all costs and expenses incurred by the Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all subsequent amendments, modifications, and supplements hereto or thereto, including without limitation, the costs and fees of the Agent’s legal counsel; and (b) all costs and expenses reasonably incurred by the Agent in connection with the enforcement or preservation of any rights under the Credit Agreement, this Amendment, and/or the other Loan Documents, including without limitation, the costs and fees of the Agent’s legal counsel and the costs and fees associated with any environmental due diligence conducted in relation hereto.
     Section 4.10 Choice of Law; Jury Trial Waiver. This Amendment shall be governed by and construed according to the laws of the State of California (without regard to conflicts of law principles thereof). EACH OF THE PARTIES HERETO WAIVES ITS RIGHT TO A TRIAL BY JURY, IF ANY, IN ANY ACTION TO ENFORCE, DEFEND, INTERPRET, OR OTHERWISE CONCERNING THIS AMENDMENT.
     Section 4.10 Total Agreement. This Amendment, the Credit Agreement, and all other Loan Documents shall constitute the entire agreement between the parties relating to the subject matter hereof, and shall rescind all prior agreements and understandings between the parties hereto relating to the subject matter hereof, and shall not be changed or terminated orally.
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          IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the day and year first written above.

“BORROWER”

PARAMOUNT PETROLEUM CORPORATION, a Delaware corporation

By:	/s/ Craig H. Studwell

Name:	Craig H. Studwell
Title:	Senior Vice President

“AGENT”

BANK OF AMERICA, N.A., as Agent

By: Name:	/s/ Todd R. Eggertsen Todd R. Eggertsen
Title:	Vice President

“BANK”

BANK OF AMERICA, N.A., as Agent

By:	/s/ Todd R. Eggertsen

Name:	Todd R. Eggertsen
Title:	Vice President

“LENDERS”

BANK OF AMERICA, N.A.

By:	/s/ Todd R. Eggertsen

Name:	Todd R. Eggertsen
Title:	Vice President

SOCIÉTÉ GÉNÉRALE

By:	/s/ Chung-Taek Oh

Name:	Chung-Taek Oh
Title:	Associate

By:	/s/ Nancy Obler

Name:	Nancy Obler
Title:	Managing Director

CITIBANK (WEST), FSB

By:	/s/ Hillary Savoie

Name:	Hillary Savoie
Title:	Vice President

BNP PARIBAS

By:	/s/ Jordan Nenoff

Name:	Jordan Nenoff
Title:	Director

By:	/s/ Keith Cox

Name:	Keith Cox
Title:	Managing Director

NATEXIS BANQUES POPULAIRES

By:	/s/ Simon Melchior

Name:	Simon Melchior
Title:	Assistant Vice President

By:	/s/ Vincent Lauras

Name:	Vincent Lauras
Title:	Managing Director

          Each of the undersigned acknowledges that its consent is not required, but nevertheless does hereby consent to the foregoing Amendment. Each of the undersigned hereby reaffirms its obligations under its Non-Recourse Suretyship Agreement, Pledge Agreement, and all other documents executed by it in favor of the Agent and/or the Lenders (collectively, the “Suretyship Agreements”) and acknowledges and agrees that the Suretyship Agreements remain in full force and effect and the Suretyship Agreements are hereby ratified and confirmed. The signatures of the undersigned shall be fully effective even if other persons named below fail to sign this acknowledgment. The failure to obtain the signature of any of the undersigned shall not effect the obligations, under the terms of the Suretyship Agreements, of the persons listed below, including but not limited to the person who fails to sign.

/s/ W. Scott Lovejoy W. SCOTT LOVEJOY

/s/ Mark R. Milano

MARK R. MILANO

/s/ Jerrel C. Barto

Jerrel C. Barto, Trustee of the Jerrel C. and Janice D. Barto Living Trust, u/d/t
dated March 18, 1991

/s/ Janice D. Barto

Janice D. Barto, Trustee of the Jerrel C. and Janice D. Barto Living Trust, u/d/t
dated March 18, 1991

/s/ Craig C. Barto

Craig C. Barto, Trustee of the Craig C.Barto and Gisele M. Barto Living Trust , u/d/t
dated April 5, 1991

/s/ Gisele M. Barto

Gisele M. Barto, Trustee of the Craig C. Barto and Gisele M. Barto Living Trust, u/d/t
dated April 5, 1991

          Each of the undersigned acknowledges that its consent is not required, but nevertheless does hereby consent to the foregoing Amendment. Each of the undersigned hereby reaffirms its obligations under its Guaranty Agreement, Security Agreement, Deed of Trust with Power of Sale, Assignment of Leases and Rents, Security Agreement, Fixture Filing and Financing Statement, and all other documents executed by it in favor of the Agent and/or the Lenders (collectively, the “Guaranty Agreements”) and acknowledges and agrees that the Guaranty Agreements remain in full force and effect and the Guaranty Agreements are hereby ratified and confirmed. The signatures of the undersigned shall be fully effective even if other persons named below fail to sign this acknowledgment. The failure to obtain the signature of any of the undersigned shall not effect the obligations, under the terms of the Guaranty Agreements, of the persons listed below, including but not limited to the person who fails to sign.

Paramount of Oregon, Inc., an Oregon corporation

By:	/s/ Craig H. Studwell

Name:	Craig H. Studwell
Title:	Senior Vice President

Paramount of Washington, Inc., a Washington corporation

By:	/s/ Craig H. Studwell

Name: Title:	Craig H. Studwell Senior Vice President

Point Wells, LLC, a Washington limited liability company

By:	/s/ Craig H. Studwell

Name:	Craig H. Studwell
Title:	Assistant Manager